Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of December 11, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of August 2, 2012, as amended by the First Amendment, dated as of July 29, 2013 (the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), the lenders and agents from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement unless the context otherwise requires.

SECTION 2.                            Amendments.

(a)                                 Clause (i) of the paragraph immediately following Section 6.1(p) of the Existing Credit Agreement is amended by

(i)                                     replacing “ and (z)”, with “, (z)”; and

(ii)                                  adding the following immediately after clause (z):

“and (aa) Indebtedness incurred pursuant to revolving credit facilities in an aggregate principal amount at any time outstanding not to exceed $20,000,000”.

(b)                                 Section 6.12(a)(vi) of the Existing Credit Agreement is amended by inserting immediately after the phrase “(p)” the phrase “ (including Indebtedness referred to in subclause (aa) of clause (i) of the paragraph immediately following Section 6.1(p))”.

SECTION 3.                                  Conditions to Effectiveness.  This Amendment shall become effective upon the date on which each of the following shall have occurred (the date of effectiveness, the “Second Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of (i) the Borrower and (ii) the Required Lenders; and

(b)                                 the Administrative Agent shall have received the Acknowledgment and Confirmation substantially in the form of Exhibit A attached hereto executed and delivered by each Loan Party.

SECTION 4.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a)         as of the Second Amendment Effective Date, each of the representations and warranties set forth in Article 3 of the Credit Agreement (other than those set forth in Section 3.18 of the Credit Agreement) and in the other Fundamental Documents shall be true and correct in all material respects (except to the extent any representations are qualified by materiality, in which case, such representations shall be true in all respects) on and as of the Second Amendment Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date) with the same effect as if made on and as of the Second Amendment Effective Date; and

(b)         there does not exist any Default or Event of Default.

SECTION 5.                            Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and invoiced fees and disbursements of counsel to the Administrative Agent.

SECTION 6.                            No Other Amendment or Waivers; Confirmation.  Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Fundamental Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Fundamental Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

SECTION 7.                            GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                                 EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c)                                  On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement, and each reference in the other Fundamental Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

(d)                                 This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  This Amendment may be

delivered by facsimile or electronic transmission of the relevant signature pages hereof.  This Amendment shall constitute a Fundamental Document.

(e)                                  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

SECTION 8.                            Severability.  If any provision of this Amendment shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

SECTION 9.                            Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PHH CORPORATION, as the Borrower

By:	/s/ Richard J. Bradfield
Name: Richard J. Bradfield
Title: SVP and Treasurer

[PHH Corporation — Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Neha Desai
Name: Neha Desai
Title: Vice President

[PHH Corporation — Second Amendment]

Name of Lender:

Bank of America, N.A.

By:	/s/ William Soo
Name: William Soo
Title: Vice President

[PHH Corporation — Second Amendment]

Name of Lender:

Citibank, N.A.

By:	/s/ Robert B. Goldstein
Name: Robert B. Goldstein
Title: Managing Director

[PHH Corporation — Second Amendment]

Name of Lender:

Manufacturers And Traders Trust Company

By:	/s/ Ashley J.S. Thompson
Name: Ashley J.S. Thompson
Title: AVP, Relationship Manager

[PHH Corporation — Second Amendment]

Name of Lender:

The Royal Bank of Scotland plc

By:	/s/ James Welch
Name: James Welch
Title: Director

[PHH Corporation — Second Amendment]

Name of Lender:

Wells Fargo Bank, National Association

By:	/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Director

[PHH Corporation — Second Amendment]

Name of Lender:

BARCLAYS BANK PLC

By:	/s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

[PHH Corporation — Second Amendment]

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Cosenza
Name: William Soo
Title: Vice President

By:	/s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

[PHH Corporation — Second Amendment]

Name of Lender:

ROYAL BANK OF CANADA

By:	/s/ Patrizia Lloyd
Name: Patrizia Lloyd
Title: Authorized Signatory

[PHH Corporation — Second Amendment]

Name of Lender:

The Bank of Nova Scotia

By:	/s/ David Mahmood
Name: David Mahmood
Title: Managing Director

[PHH Corporation — Second Amendment]

Name of Lender:

THE BANK OF NEW YORK MELLON

By:	/s/ Gregory Muller
Name: Gregory Muller
Title: Managing Director

[PHH Corporation — Second Amendment]

Name of Lender:

Canadian Imperial Bank of Commerce, New York Agency

By:	/s/ Robert Robin
Name: Robert Robin
Title: Authorized Signatory

By:	/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

[PHH Corporation — Second Amendment]

Name of Lender:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[PHH Corporation — Second Amendment]

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONFIRMATION

Reference is made to the Second Amendment, dated as of December 11, 2013 (the “Second Amendment”), which amends the Amended and Restated Credit Agreement, dated as of August 2, 2012, as amended by the First Amendment, dated as of July 29, 2013 (as amended, supplemented or otherwise modified prior to giving effect to the Second Amendment, the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), the lenders and agents from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”).

The Credit Agreement is being amended pursuant to the Second Amendment as described therein.  Each of the parties hereto hereby agrees, with respect to each Fundamental Document to which it is a party, all of its obligations, liabilities and indebtedness under such Fundamental Document shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment.

THIS ACKNOWLEDGEMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGEMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Acknowledgement and Confirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.  Delivery of an executed counterpart of a signature page of this Acknowledgement and Confirmation by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Acknowledgement and Confirmation.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PHH CORPORATION
PHH MORTGAGE CORPORATION
PHH BROKER PARTNER CORPORATION
PHH VEHICLE MANAGEMENT SERVICES, LLC
FIRST FLEET CORPORATION
PHH CARIBBEAN LEASING, INC.
CENTER FOR TRANSPORTATION SAFETY, LLC

By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES GROUP LLC

By: PHH Corporation, its Member

By:
Name:
Title:

[PHH Corporation — Second Amendment Acknowledgement and Confirmation]